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[logo] M F S(R)
INVESTMENT MANAGEMENT


                                  MFS(R) GLOBAL
                                  GOVERNMENTS FUND
                                  SEMIANNUAL REPORT o MAY 31, 2001
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

    Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).
(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.
(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the six months ended May 31, 2001, Class A shares of the fund provided a total return of 4.13%, Class B shares 3.76%, Class C shares 3.73%, and Class I shares 4.23%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -0.02% return for the fund's benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an unmanaged aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.62%.

Q.  WHAT FACTORS DROVE PERFORMANCE OVER THE PERIOD?

A. Performance was helped by our overweighting in U.S. Treasuries, as compared to the average global income fund, and our underweighting in European bonds. European bonds generally underperformed over the past six months; in our view, this was largely because the European Central Bank resisted interest rate cuts until late in the period, and even then, the bank did not cut rates sharply. The U.S. Federal Reserve Board (the Fed), on the other hand, cut rates significantly during the period. This drove short-term rates down and bond prices up. Our performance was aided by the fact that a large portion of our U.S. holdings were in Treasury inflation-protection securities (TIPS); over the period, these inflation-linked securities, which are issued by the U.S. Treasury, outperformed comparable ordinary Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

    Our holdings in high-yield corporate bonds also helped performance. This was a sector that had underperformed for most of last year because, we believe, the market had anticipated a slowing U.S. economy, which would make it harder for companies issuing lower-quality bonds to repay their debt. We feel the sector rallied during the period because the bond market began to look through the economic downturn and anticipate a recovery. Historically, markets have tended to anticipate economic events by roughly six to nine months, and that is what we think happened.

    Our underweighting of foreign currency holdings also helped performance because the euro and the yen were weak during the period, while the U.S. dollar remained strong.

Q. WE UNDERSTAND THAT THE NUMBER OF INVESTMENT OPPORTUNITIES IN GOVERNMENT BONDS SEEMS TO HAVE DIMINISHED WORLDWIDE. COULD YOU EXPLAIN THAT?

A. Several factors have combined over the past few years to narrow the opportunity set for investors in sovereign, or government, bonds. We believe perhaps the main factor was the creation of the European monetary union, creating a single currency and a convergence of European interest rates. This took away a large number of the opportunities that investors formerly found in the divergence of interest rates and currency exchange rates across Europe.

    Another factor that has narrowed opportunities is the U.S. budget surplus of recent years. This has allowed the U.S. Treasury to shrink its outstanding debt and issue less new debt.

    Continued weakness in the Japanese economy is yet another factor that has diminished investment opportunities. According to our research, Japanese bonds compose nearly 30% of the global market, yet their interest rates have been so low that, in our opinion, they are of little interest to investors outside of Japan.

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

Notes to Shareholders:

Effective July 16, 2001, MFS(R) Global Governments Fund will stop accepting purchases of new shares and will not process exchanges into the fund. MFS is taking this step in anticipation of merging the fund into the MFS(R) Strategic Income Fund on or about August 6, 2001.

James T. Swanson became portfolio manager of the fund effective October 24, 2000, succeeding Christopher D. Piros.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE

   JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989.

   HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                         SEEKS INCOME AND CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:             FEBRUARY 26, 1981

  CLASS INCEPTION:                   CLASS A  FEBRUARY 26, 1981
                                     CLASS B  SEPTEMBER 7, 1993
                                     CLASS C  JANUARY 3, 1994
                                     CLASS I  JANUARY 2, 1997

  SIZE:                              $98.4 MILLION NET ASSETS AS OF MAY 31, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                  6 Months   1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return
  Excluding Sales Charge            +4.13%  +3.34%   -0.96%   + 9.86%   +60.84%
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Average Annual Total Return
  Excluding Sales Charge               --   +3.34%   -0.32%   + 1.90%   + 4.87%
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Average Annual Total Return
  Including Sales Charge               --   -1.57%   -1.93%   + 0.91%   + 4.36%
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CLASS B
                                  6 Months   1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return
  Excluding Sales Charge            +3.76%  +2.62%   -3.24%   + 5.69%   +51.30%
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Average Annual Total Return
  Excluding Sales Charge               --   +2.62%   -1.09%   + 1.11%   + 4.23%
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Average Annual Total Return
  Including Sales Charge               --   -1.38%   -1.97%   + 0.78%   + 4.23%
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CLASS C
                                  6 Months   1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return
  Excluding Sales Charge            +3.73%  +2.60%   -3.18%   + 5.72%   +52.11%
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Average Annual Total Return
  Excluding Sales Charge               --   +2.60%   -1.07%   + 1.12%   + 4.28%
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Average Annual Total Return
  Including Sales Charge               --   +1.60%   -1.07%   + 1.12%   + 4.28%
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CLASS I
                                  6 Months   1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return
  Excluding Sales Charge            +4.23%  +3.56%   -0.29%   +10.94%   +62.42%
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Average Annual Total Return
  Excluding Sales Charge               --   +3.56%   -0.10%   + 2.10%   + 4.97%
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NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001

              US Treasuries                       23.4%
              International                       20.2%
              High Yield Corporates               17.9%
              Mortgage Backed                     13.3%
              Emerging Markets                    10.1%
              High Grade Corporates                8.8%
              Cash                                 3.1%
              Asset Backed                         2.3%
              Govt Agency                          0.9%


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001

Bonds - 95.3%
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                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                   VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 56.0%
  Advertising & Broadcasting - 1.0%
    Paxson Communications Corp., 11.625s, 2002                         $   1,000             $ 1,012,500
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.6%
    Socgen Real Estate Co., 7.64s, 2049##                              $     625             $   626,000
--------------------------------------------------------------------------------------------------------
  Building - 1.0%
    Williams Scotsman, Inc., 9.875s, 2007                              $   1,000             $   950,000
--------------------------------------------------------------------------------------------------------
  Building Materials - 0.7%
    Building Materials Corp., 8.625s, 2006                             $   1,250             $   700,000
--------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Unisystem Corp., 7.875s, 2008                                      $     800             $   766,000
--------------------------------------------------------------------------------------------------------
  Consumer Products - 0.5%
    Westpoint Stevens, Inc., 7.875s, 2008                              $   1,000             $   485,000
--------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 2.3%
    Buckeye Technologies, Inc., 8s, 2010                               $     650             $   617,500
    Consolidated Container Co., 10.125s, 2009                                650                 650,000
    Riverwood International Corp., 10.25s, 2006                            1,000               1,015,000
                                                                                             -----------
                                                                                             $ 2,282,500
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.5%
    Commerce 2000, 4.343s, 2011                                        $     993             $   932,891
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                     700                 514,746
                                                                                             -----------
                                                                                             $ 1,447,637
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Natexis AMBS Co. LLC, 8.44s, 2049##                                $     677             $   698,187
--------------------------------------------------------------------------------------------------------
  Industrial - 0.9%
    Hayes Wheels International, Inc., 11s, 2006                        $   1,000             $   910,000
--------------------------------------------------------------------------------------------------------
  Media - 2.3%
    Echostar DBS Corp., 9.375s, 2009                                   $   1,175             $ 1,186,750
    LIN Holdings Corp. 0s to 2003, 10s to 2008                             1,325               1,040,125
                                                                                             -----------
                                                                                             $ 2,226,875
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.3%
    Tenet Healthcare Corp., 8.625s, 2003                               $     770             $   796,950
    Tenet Healthcare Corp., 7.625s, 2008                                     500                 517,500
                                                                                             -----------
                                                                                             $ 1,314,450
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Pemex Project, 9.125s, 2010##                                      $     447             $   459,851
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Adelphia Communications Corp., 9.375s, 2009                        $   1,000             $ 1,000,000
    Level 3 Communications, Inc., 9.125s, 2008                               925                 573,500
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                 1,485                 987,525
    Rural Cellular Corp., 9.625s, 2008                                       200                 186,000
    Spectrasite Holdings, Inc., 10.75s, 2010                               1,150               1,040,750
                                                                                             -----------
                                                                                             $ 3,787,775
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.8%
    Crown Castle International Corp., 10.75s, 2011                     $     750             $   772,500
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 14.2%
    Federal National Mortgage Assn., 5.75s, 2010                       $   1,000             $   864,074
    Federal National Mortgage Assn., 6.5s, 2016                            2,200               2,217,294
    Federal National Mortgage Assn., 7.5s, 2030                            2,400               2,456,455
    Government National Mortgage Assn., 8s, 2030                           1,034               1,074,246
    Government National Mortgage Assn., 6.5s, 2099                         2,000               1,987,496
    Federal Home Loan Mortgage Corp., 7s, 2030                             2,708               2,734,492
    Federal Home Loan Mortgage Corp., 7.5s, 2030                           2,584               2,642,906
                                                                                             -----------
                                                                                             $13,976,963
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.1%
    U.S. Treasury Bonds, 8.875s, 2019                                  $   1,405             $ 1,861,189
    U.S. Treasury Bonds, 6.125s, 2029                                      2,204               2,274,241
    U.S. Treasury Notes, 5.75s, 2005                                       3,500               3,610,460
    U.S. Treasury Notes, 6.875s, 2006                                        279                 301,406
    U.S. Treasury Notes, 3.875s, 2009                                      2,287               2,389,421
    U.S. Treasury Notes, 6s, 2009                                          1,297               1,348,478
    U.S. Treasury Notes, 4.25s, 2010                                       1,822               1,955,362
    U.S. Treasury Notes, 5.75s, 2010                                       8,468               8,651,926
    U.S. Treasury Notes, 5s, 2011                                            327                 317,089
                                                                                             -----------
                                                                                             $22,709,572
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $55,125,810
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 39.3%
  Algeria - 0.6%
    Republic of Algeria, 7.688s, 2004                                  $     513             $   454,300
    Republic of Algeria, 1.313s, 2010                                JPY  15,646                  94,799
                                                                                             -----------
                                                                                             $   549,099
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
  Global Crossing Holdings Ltd., 9.625s, 2008
    (Telecommunications)                                               $     475             $   441,750
--------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Federal Republic of Brazil, 8s, 2014                               $      70             $    51,678
    Federal Republic of Brazil, 8.875s, 2024                                 560                 360,080
    Federal Republic of Brazil, 11s, 2040                                    559                 410,861
                                                                                             -----------
                                                                                             $   822,619
--------------------------------------------------------------------------------------------------------
  Bulgaria - 1.0%
    National Republic of Bulgaria, 6.313s, 2011                        $   1,000             $   763,750
    National Republic of Bulgaria, 6.313s, 2024                              290                 220,400
                                                                                             -----------
                                                                                             $   984,150
--------------------------------------------------------------------------------------------------------
  Colombia - 0.2%
    Republic of Colombia, 10.5s, 2006                                  $     225             $   225,225
--------------------------------------------------------------------------------------------------------
  Denmark - 2.3%
    Kingdom of Denmark, 6s, 2009                                     DKK  19,069             $ 2,254,825
--------------------------------------------------------------------------------------------------------
  Germany - 5.6%
    Federal Republic of Germany, 6.75s, 2004                         EUR     729             $   652,108
    Federal Republic of Germany, 4.75s, 2008                               1,967               1,638,587
    Federal Republic of Germany, 3.75s, 2009                               2,725               2,124,205
    Federal Republic of Germany, 4.75s, 2028                                 662                 483,593
    Federal Republic of Germany, 6.25s, 2030                                 730                 659,924
                                                                                             -----------
                                                                                             $ 5,558,417
--------------------------------------------------------------------------------------------------------
  Greece - 2.8%
    Republic of Greece, 6s, 2006                                     EUR   1,537             $ 1,350,229
    Republic of Greece, 6.3s, 2009                                         1,536               1,363,334
                                                                                             -----------
                                                                                             $ 2,713,563
--------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Bank of Ireland, 7.4s, 2049 (Banks and Credit Cos.)              EUR     635             $   553,696
--------------------------------------------------------------------------------------------------------
  Italy - 2.2%
    Republic of Italy, 3.25s, 2004                                   EUR     696             $   566,569
    Republic of Italy, 5.5s, 2010                                          1,276               1,084,161
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks and
      Credit Cos.)##                                                   $     509                 550,122
                                                                                             -----------
                                                                                             $ 2,200,852
--------------------------------------------------------------------------------------------------------
  Mexico - 1.7%
    BBVA Bancomer Capital Trust I, 10.5s, 2011 (Banks and
      Credit Cos.)##                                                   $     250             $   265,625
    Bepensa S.A., 9.75s, 2004 (Food and Beverage Products)                   631                 618,380
    United Mexican States, 8.5s, 2006                                        300                 309,900
    United Mexican States, 9.875s, 2010                                      365                 397,120
    United Mexican States, 11.375s, 2016                                     100                 120,000
                                                                                             -----------
                                                                                             $ 1,711,025
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    United Pan Europe, 10.875s, 2009 (Media)                           $     650             $   357,500
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.1%
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)           $     200             $   103,000
--------------------------------------------------------------------------------------------------------
  Norway - 1.5%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)##        $   1,400             $ 1,431,052
--------------------------------------------------------------------------------------------------------
  Panama - 1.2%
    Republic of Panama, 9.625s, 2011                                   $     300             $   306,750
    Republic of Panama, 4.5s, 2014                                           300                 259,767
    Republic of Panama, 10.75s, 2020                                         145                 151,163
    Republic of Panama, 8.875s, 2027                                         500                 448,749
                                                                                             -----------
                                                                                             $ 1,166,429
--------------------------------------------------------------------------------------------------------
  Qatar - 0.8%
    State of Qatar, 9.75s, 2030##                                      $     730             $   804,825
--------------------------------------------------------------------------------------------------------
  Russia - 2.2%
    Russian Federation, 8.75s, 2005+                                   $     274             $   243,312
    Russian Federation, 10s, 2007##                                          160                 134,400
    Russian Federation, 8.25s, 2010##                                        374                 271,438
    Russian Federation, 12.75s, 2028##                                       140                 131,600
    Russian Federation, 5s, 2030##                                         3,136               1,371,803
                                                                                             -----------
                                                                                             $ 2,152,553
--------------------------------------------------------------------------------------------------------
  South Korea - 0.8%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                $     740             $   795,500
--------------------------------------------------------------------------------------------------------
  Spain - 4.4%
    Kingdom of Spain, 7s, 2005                                         $   1,500             $ 1,585,418
    Kingdom of Spain, 6s, 2008                                       EUR   2,064               1,815,388
    Kingdom of Spain, 6s, 2029                                             1,076                 913,833
                                                                                             -----------
                                                                                             $ 4,314,639
--------------------------------------------------------------------------------------------------------
  Supra-National - 2.8%
    Europa Two Ltd., 4.91s, 2027 (Commercial Mortgage Backed)        EUR     950             $   803,130
    International Bank For Reconstruction & Development,
      5s, 2006 (Banks and Credit Cos.)                                 $   2,000               1,969,400
                                                                                             -----------
                                                                                             $ 2,772,530
--------------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    Kingdom of Sweden, 6s, 2005                                      SEK  10,400             $ 1,002,784
--------------------------------------------------------------------------------------------------------
  United Kingdom - 5.9%
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                   EUR     470             $   210,092
    Lloyds TSB Bank PLC, 7.375s, 2004 (Banks and Credit
      Cos.)                                                          GBP   1,500               2,200,654
    OTE PLC, 6.125s, 2007 (Industrial)##                             EUR     590                 501,180
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                                      $   1,000                 930,000
    United Kingdom Treasury, 6.75s, 2004                             GBP   1,300               1,928,892
                                                                                             -----------
                                                                                             $ 5,770,818
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $38,686,851
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $96,300,811)                                                   $93,812,661
--------------------------------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
    Republic of Venezuela* (Identified Cost, $0)                          12,500             $    --
--------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.2%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Euro/June/0.952                                                  EUR   4,488             $         4
    Hong Kong Dollars/October/7.7828                                 HKD  18,293                   5,982
    Japanese Yen/June/128                                            JPY  18,088                     434
    Japanese Yen/June/130                                                607,483                   --
    Japanese Yen/November/120                                            834,035                 109,259
    Japanese Yen/November/125                                            616,864                  30,843
    Japanese Yen/Euro/June/116.15                                        545,216                   --
--------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $352,108)                                        $   146,522
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.7%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 6/01/01,
      at Amortized Cost                                                $   4,633             $ 4,633,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $101,285,919)                                            $98,592,183
--------------------------------------------------------------------------------------------------------

Call Options Written - (0.3)%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Japanese Yen/June/106.3                                          JPY 244,091             $  (111,550)
    Japanese Yen/June/115.5                                               16,321                 (37,294)
    Japanese Yen/November/120                                            834,034                (109,259)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $341,641)                                     $  (258,103)
--------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.1%                                                            100,836
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $98,434,916
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

          AUD    = Australian Dollars              HKD  = Hong Kong Dollars
          BRL    = Brazilian Cruzieros             JPY  = Japanese Yen
          CHF    = Swiss Francs                    NOK  = Norwegian Krone
          DKK    = Danish Kroner                   NZD  = New Zealand Dollars
          EUR    = Euro                            SEK  = Swedish Kronor
          GBP    = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $101,285,919)            $ 98,592,183
  Cash                                                                   62,617
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 1,644,244
  Receivable for fund shares sold                                        38,422
  Interest receivable                                                 1,725,383
  Other assets                                                            2,560
                                                                   ------------
    Total assets                                                   $102,065,409
                                                                   ------------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts to purchase                                          $    444,829
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      313,722
  Payable for investments purchased                                   2,210,852
  Payable for fund shares reacquired                                    180,953
  Written options outstanding, at value (premiums received,
     $341,641)                                                          258,103
  Payable to affiliates -
    Management fee                                                        2,590
    Distribution and service fee                                         30,924
    Shareholder servicing agent fee                                         345
    Administrative fee                                                       47
  Accrued expenses and other liabilities                                188,128
                                                                   ------------
      Total liabilities                                            $  3,630,493
                                                                   ------------
Net assets                                                         $ 98,434,916
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $123,028,550
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (1,752,927)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (25,652,575)
  Accumulated undistributed net investment income                     2,811,868
                                                                   ------------
      Total                                                        $ 98,434,916
                                                                   ============
Shares of beneficial interest outstanding                           10,332,006
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $67,617,827 / 7,053,843 shares of
    beneficial interest outstanding)                                  $ 9.59
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $10.07
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,321,935 / 2,910,953 shares of
    beneficial interest outstanding)                                  $ 9.39
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,959,296 / 207,167 shares of
    beneficial interest outstanding)                                  $ 9.46
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $1,535,858 / 160,043 shares of
    beneficial interest outstanding)                                  $ 9.60
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
-------------------------------------------------------------------------------

Net investment income:
  Income
    Interest                                                       $  3,919,292
    Dividends                                                             1,099
                                                                   ------------
      Total investment income                                      $  3,920,391
                                                                   ------------
  Expenses -
    Management fee                                                 $    382,161
    Trustees' compensation                                                9,822
    Shareholder servicing agent fee                                      50,955
    Distribution and service fee (Class A)                               80,992
    Distribution and service fee (Class B)                              139,717
    Distribution and service fee (Class C)                               10,255
    Administrative fee                                                    7,349
    Custodian fee                                                        36,568
    Printing                                                             26,690
    Postage                                                              15,810
    Auditing fees                                                        19,116
    Legal fees                                                            4,224
    Miscellaneous                                                        82,001
                                                                   ------------
      Total expenses                                               $    865,660
    Fees paid indirectly                                                (22,704)
                                                                   ------------
      Net expenses                                                 $    842,956
                                                                   ------------
        Net investment income                                      $  3,077,435
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $   (981,484)
    Written option transactions                                         783,268
    Foreign currency transactions                                      (724,303)
                                                                   ------------
      Net realized loss on investments and foreign currency
        translation                                                $   (922,519)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $  1,184,686
    Written options                                                      95,301
    Translation of assets and liabilities in foreign currencies         670,581
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        transactions                                               $  1,950,568
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  1,028,049
                                                                   ------------
          Increase in net assets from operations                   $  4,105,484
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                   YEAR ENDED
                                                                 MAY 31, 2001            NOVEMBER 30, 2000
                                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  3,077,435                 $  6,028,699
  Net realized loss on investments and foreign currency
    transactions                                                     (922,519)                 (11,283,188)
  Net unrealized gain on investments and foreign
    currency translation                                            1,950,568                    2,680,307
                                                                 ------------                 ------------
    Increase (decrease) in net assets from operations            $  4,105,484                 $ (2,574,182)
                                                                 ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $       --                   $ (7,237,849)
  From net investment income (Class B)                                   --                     (2,748,179)
  From net investment income (Class C)                                   --                       (193,691)
  From net investment income (Class I)                                   --                       (123,685)
                                                                 ------------                 ------------
    Total distributions declared to shareholders                 $       --                   $(10,303,404)
                                                                 ------------                 ------------
Net decrease in net assets from fund share transactions          $ (7,684,921)                $(27,476,041)
                                                                 ------------                 ------------
    Total decrease in net assets                                 $ (3,579,437)                $(40,353,627)
Net assets:
  At beginning of year                                            102,014,353                  142,367,980
                                                                 ------------                 ------------
At end of year (including accumulated undistributed net
  investment income (loss) of $2,811,868 and $(265,567),
  respectively)                                                  $ 98,434,916                 $102,014,353
                                                                 ============                 ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                                MAY 31, 2001              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of
  year                                $ 9.21            $10.17          $11.20          $11.34          $11.70          $12.46
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income               $ 0.30            $ 0.49          $ 0.54          $ 0.70          $ 0.64          $ 0.65
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                0.08             (0.67)          (0.84)          (0.34)          (0.68)           0.17
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.38            $(0.18)         $(0.30)         $ 0.36          $(0.04)         $ 0.82
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $ --              $(0.78)         $(0.73)         $(0.44)         $(0.25)         $(1.58)
  From net realized gain on
    investments and foreign
    currency transactions               --                --              --             (0.06)          (0.06)           --
  From paid in capital                  --                --              --              --             (0.01)           --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $ --              $(0.78)         $(0.73)         $(0.50)         $(0.32)         $(1.58)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of year         $ 9.59            $ 9.21          $10.17          $11.20          $11.34          $11.70
                                      ======            ======          ======          ======          ======          ======
Total return(+)                         4.13%++          (1.93)%         (3.01)%          3.27%          (0.29)%          7.36%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            1.47%+            1.39%           1.34%           1.35%           1.35%           1.42%
  Net investment income                 6.26%+            5.21%           5.19%           6.28%           5.75%           5.70%
Portfolio turnover                        50%              105%            217%            334%            335%            370%
Net assets at end of year (000
 Omitted)                            $67,618           $70,756         $95,888        $139,648        $187,152        $283,770

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                                MAY 31, 2001              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of
  year                                $ 9.05            $ 9.97          $10.99          $11.13          $11.50          $12.28
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income               $ 0.26            $ 0.41          $ 0.46          $ 0.60          $ 0.55          $ 0.54
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                0.08             (0.66)          (0.84)          (0.33)          (0.68)           0.17
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.34            $(0.25)         $(0.38)         $ 0.27          $(0.13)         $ 0.71
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $ --              $(0.67)         $(0.64)         $(0.35)         $(0.17)         $(1.49)
  From net realized gain on
    investments and foreign
    currency transactions               --                --              --             (0.06)          (0.06)           --
  From paid in capital                  --                --              --              --             (0.01)           --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $ --              $(0.67)         $(0.64)         $(0.41)         $(0.24)         $(1.49)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of year         $ 9.39            $ 9.05          $ 9.97          $10.99          $11.13          $11.50
                                      ======            ======          ======          ======          ======          ======
Total return                            3.76%++          (2.68)%         (3.74)%          2.46%          (1.08)%          6.39%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            2.24%+            2.14%           2.12%           2.12%           2.10%           2.27%
  Net investment income                 5.49%+            4.44%           4.41%           5.53%           5.03%           4.89%
Portfolio turnover                        50%              105%            217%            334%            335%            370%
Net assets at end of year
  (000 Omitted)                      $27,322           $27,774         $41,865         $58,646         $77,962        $102,717

++ Annualized.
 + Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                                MAY 31, 2001              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of
  year                                $ 9.12            $10.02          $11.03          $11.13          $11.51          $12.29
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income               $ 0.26            $ 0.43          $ 0.45          $ 0.60          $ 0.55          $ 0.55
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                0.08             (0.68)          (0.83)          (0.33)          (0.68)           0.17
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.34            $(0.25)         $(0.38)         $ 0.27          $(0.13)         $ 0.72
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $ --              $(0.65)         $(0.63)         $(0.31)         $(0.18)         $(1.50)
  From net realized gain on
    investments and foreign
    currency transactions               --                --              --             (0.06)          (0.06)           --
  From paid in capital                  --                --              --              --             (0.01)           --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $ --              $(0.65)         $(0.63)         $(0.37)         $(0.25)         $(1.50)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of year         $ 9.46            $ 9.12          $10.02          $11.03          $11.13          $11.51
                                      ======            ======          ======          ======          ======          ======
Total return                            3.73%++          (2.63)%         (3.70)%          2.46%          (1.10)%          6.56%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            2.24%+            2.14%           2.12%           2.12%           2.10%           2.20%
  Net investment income                 5.49%+            4.45%           4.41%           5.52%           5.02%           4.97%
Portfolio turnover                        50%              105%            217%            334%            335%            370%
Net assets at end of year
  (000 Omitted)                       $1,959            $2,111          $3,059          $5,953          $9,534         $14,487

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,                  PERIOD ENDED
                                      SIX MONTHS ENDED        ------------------------------------------         NOVEMBER 30,
                                          MAY 31, 2001             2000             1999            1998                1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year             $ 9.21           $10.18           $11.22          $11.37               $11.24
                                                ------           ------           ------          ------               ------
Income from investment operations# -
  Net investment income                         $ 0.31           $ 0.51           $ 0.57          $ 0.73               $ 0.61
  Net realized and unrealized gain (loss)
    on investments and foreign currency           0.08            (0.67)           (0.85)          (0.35)               (0.48)
                                                ------           ------           ------          ------               ------
      Total from investment operations          $ 0.39           $(0.16)          $(0.28)         $ 0.38               $ 0.13
                                                ------           ------           ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $ --             $(0.81)          $(0.76)         $(0.47)              $ --
  From net realized gain on investments
    and foreign currency transactions             --               --               --             (0.06)                --
                                                ------           ------           ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(0.81)          $(0.76)         $(0.53)              $ --
                                                ------           ------           ------          ------               ------
Net asset value - end of year                   $ 9.60           $ 9.21           $10.18          $11.22               $11.37
                                                ======           ======           ======          ======               ======
Total return                                      4.23%++         (1.73)%          (2.74)%          3.49%                1.16%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.24%+           1.14%            1.11%           1.12%                0.99%+
  Net investment income                           6.51%+           5.45%            5.42%           6.58%                5.54%+
Portfolio turnover                                  50%             105%             217%            334%                 335%
Net assets at end of year (000 Omitted)         $1,536           $1,373           $1,556          $2,010               $2,023

 * For the period from inception of Class I shares, January 2, 1997, to November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Governments Fund (the fund) is a non-diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $24,594,409 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006, ($8,420,466), November 30, 2007, ($11,846,347)
and November 30, 2008, ($4,327,596).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets             0.75%
          Average net assets in excess of $500 million         0.70%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $2,907 for the six months ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,624 for the six months ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15 per annum for assets sold prior to October 1, 1989) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum distribution fee will be implemented on such date as the Trustees may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,931 for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 0.23% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $667 and $205 for Class B and Class C shares, respectively, for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year six months ended May 31, 2001, were $803, $22,592, and $50 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                        $29,464,004       $26,083,279
                                                  -----------       -----------
Investments (non-U.S. government securities)      $28,186,228       $22,651,450
                                                  -----------       -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $101,422,780
                                                                  ------------
Gross unrealized depreciation                                     $ (4,875,386)
Gross unrealized appreciation                                        2,044,789
                                                                  ------------
    Net unrealized depreciation                                   $ (2,830,597)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       SIX MONTHS ENDED MAY 31, 2001        YEAR ENDED NOVEMBER 30, 2000
                                       -----------------------------        ----------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                361,671       $ 3,483,889        2,142,973       $ 20,015,010
Shares issued to shareholders in
 reinvestment of distributions             --               --                649,918          6,115,727
Shares reacquired                         (991,184)       (9,546,568)      (4,538,553)       (42,453,337)
                                          --------       -----------       ----------       ------------
    Net decrease                          (629,513)      $(6,062,679)      (1,745,662)      $(16,322,600)
                                          ========       ===========       ==========       ============

Class B shares
                                       SIX MONTHS ENDED MAY 31, 2001        YEAR ENDED NOVEMBER 30, 2000
                                       -----------------------------        ----------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                438,487       $ 4,136,613          860,610       $  7,994,126
Shares issued to shareholders in
 reinvestment of distributions             --               --                238,401          2,221,897
Shares reacquired                         (596,389)       (5,636,857)      (2,228,454)       (20,665,822)
                                          --------       -----------       ----------       ------------
    Net decrease                          (157,902)      $(1,500,244)      (1,129,443)      $(10,449,799)
                                          ========       ===========       ==========       ============

Class C shares
                                       SIX MONTHS ENDED MAY 31, 2001        YEAR ENDED NOVEMBER 30, 2000
                                       -----------------------------        ----------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 31,416       $   299,562          548,046       $  5,083,950
Shares issued to shareholders in
 reinvestment of distributions             --               --                 14,509            136,096
Shares reacquired                          (55,775)         (527,477)        (636,314)        (5,889,607)
                                          --------       -----------       ----------       ------------
    Net decrease                           (24,359)      $  (227,915)         (73,759)      $   (669,561)
                                          ========       ===========       ==========       ============

Class I shares
                                       SIX MONTHS ENDED MAY 31, 2001        YEAR ENDED NOVEMBER 30, 2000
                                       -----------------------------        ----------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 29,528       $   286,351          166,271       $  1,562,266
Shares issued to shareholders in
 reinvestment of distributions             --               --                 13,171            123,681
Shares reacquired                          (18,582)         (180,434)        (183,200)        (1,720,028)
                                          --------       -----------       ----------       ------------
    Net increase (decrease)                 10,946       $   105,917           (3,758)      $    (34,081)
                                          ========       ===========       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended May 31, 2001, was $513. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                 NUMBER OF
                                                 CONTRACTS             PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                         5           $  177,684
Options written                                         13            1,041,652
Options terminated in closing transactions             (11)            (638,300)
Options exercised                                       (2)            (140,311)
Options expired                                         (2)             (99,084)
                                                        --           ----------
Outstanding, end of period                               3           $  341,641
                                                        ==           ==========

At May 31, 2001, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
            SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              06/13/01       AUD     5,555,199       $ 2,793,296      $ 2,814,182         $  (20,886)
                   06/05/01       BRL     3,863,210         1,961,020        1,637,805            323,215
                   06/13/01       DKK    23,213,275         2,893,233        2,633,024            260,209
        06/16/00 - 06/13/01       EUR    20,751,687        18,601,114       17,541,066          1,060,048
                   06/13/01       JPY   554,277,511         4,523,976        4,669,141           (145,165)
                   06/13/01       NOK    19,322,192         2,102,867        2,057,533             45,334
                   06/13/01       NZD     2,336,472           954,916          952,823              2,093
                   06/13/01       SEK    11,556,885         1,190,450        1,071,054            119,396
                                                          -----------      -----------         ----------
                                                          $35,020,872      $33,376,628         $1,644,244
                                                          ===========      ===========         ==========

Purchases          06/05/01       BRL     3,863,210       $ 1,924,868      $ 1,637,804         $ (287,064)
                   06/13/01       CHF        38,697            23,453           21,541             (1,912)
                   06/13/01       EUR     2,882,553         2,523,500        2,436,575            (86,925)
                   06/13/01       NOK    19,322,192         2,126,461        2,057,533            (68,928)
                                                          -----------      -----------         ----------
                                                          $ 6,598,282      $ 6,153,453         $ (444,829)
                                                          ===========      ===========         ==========

At May 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $248,794 with Merrill Lynch, $116,849 with Deutsche Bank, and $53,108 with UBS/Warburg and a net receivable of $105,029 with CS First Boston.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                    DATE OF        PAR
DESCRIPTION                     ACQUISITION     AMOUNT        COST        VALUE
-------------------------------------------------------------------------------
Russian Federation, 8.75s, 2005     3/15/01    274,000    $231,646     $243,312

(9) Significant Events
MFS(R) GLOBAL GOVERNMENTS FUND MERGING INTO MFS(R) STRATEGIC INCOME FUND

Effective July 16, 2001, MFS(R) Global Governments Fund will stop accepting purchases of, and exchanges into, the fund. MFS is taking this step in anticipation of merging the fund into the MFS(R) Strategic Income Fund on or about August 6, 2001.

MFS(R) Global Governments Fund

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                      (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                Investor Service
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman,                              8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment adviser)                                     For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
INVESTMENT ADVISER                                       business day from 9 a.m. to 5 p.m. Eastern
Massachusetts Financial Services Company                 time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*



+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GOVERNMENTS FUND                                  ------------
                                                                 PRSRT STD
[logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 Boylston Street                                             ------------
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Distributors, Inc.
500 Boylston Street, Boston, MA 02116.
                                              MWG-3  7/01  17.8M 20/220/320/820